UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2024

Tevogen Bio Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41002	98-1597194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Independence Boulevard, Suite #410 Warren, New Jersey	07059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 838-6436

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	TVGN	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Common Stock for $11.50 per share	TVGNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 3 (this “Amendment”) to the Current Report on Form 8-K originally filed with the Securities and Exchange Commission (the “SEC”) by Tevogen Bio Holdings Inc., a Delaware corporation (“Tevogen Holdings”), on February 14, 2024, and amended by Amendment No. 1 filed with the SEC on February 20, 2024, and Amendment No. 2 filed with the SEC on April 29, 2024 (as amended, the “Report”), is being filed to remove a reference to auditing standards applicable to private companies from the report of KPMG LLP included in the audited financial statements of Tevogen Bio Inc (n/k/a Tevogen Bio Inc.) (“Tevogen Bio”) as of and for the years ended December 31, 2023 and 2022. This Amendment does not amend the financial statements of Tevogen Bio in any other way or otherwise amend any item of the Report other than to set forth the complete text of Item 9.01 as amended.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements of Tevogen Bio as of and for the years ended December 31, 2023 and 2022, and the related notes thereto, are attached to this Amendment as Exhibit 99.1 and are incorporated herein by reference.

Also included as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Tevogen Bio as of and for the years ended December 31, 2023 and 2022.

(b) Pro Forma Financial Information.

The pro forma financial information of Tevogen Holdings and Tevogen Bio as of and for the year ended December 31, 2023 are attached to this Amendment as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
2.1†	Agreement and Plan of Merger, dated June 28, 2023, by and among Semper Paratus Acquisition Corporation, Semper Merger Sub, Inc., SSVK Associates, LLC, Tevogen Bio Inc, and Ryan Saadi, in his capacity as seller representative (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on June 29, 2023 (File No. 001-41002)).
3.1	Certificate of Incorporation of Tevogen Bio Holdings Inc.
3.2	Bylaws of Tevogen Bio Holdings Inc.
4.1	Warrant Agreement, dated November 3, 2021, by and between Semper Paratus Acquisition Corporation and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on November 8, 2021 (File No. 001-41002)).
4.2	Convertible Promissory Note, dated January 22, 2021, by and between Tevogen Bio Inc and HMP Partners, LLC, as amended.
4.3	Convertible Promissory Note, dated October 18, 2021, by and between Tevogen Bio Inc and HBP Investors LLC, as amended (incorporated by reference to Exhibit 4.6 to Amendment No. 2 to the Registration Statement on Form S-4 (Registration No. 333-274519) (the “Form S-4”) filed with the SEC on November 22, 2023).
4.4	Convertible Promissory Note, dated March 14, 2022, by and between Tevogen Bio Inc and HMP Partners, LLC, as amended (incorporated by reference to Exhibit 4.7 to Amendment No. 2 to the Form S-4).
4.5	Convertible Promissory Note, dated December 23, 2022, by and between Tevogen Bio Inc and The Patel Family, LLP, as amended (incorporated by reference to Exhibit 4.8 to Amendment No. 2 to the Form S-4).
4.6	Convertible Promissory Note, dated February 3, 2023, by and between Tevogen Bio Inc and The Patel Family, LLP, as amended (incorporated by reference to Exhibit 4.9 to Amendment No. 2 to the Form S-4).
4.7	Convertible Promissory Note, dated September 26, 2023, by and between Tevogen Bio Inc and HMP Partners, LLC (incorporated by reference to Exhibit 4.10 to Amendment No. 2 to the Form S-4).
4.8	Convertible Promissory Note, dated October 8, 2023, by and between Tevogen Bio Inc and HMP Partners, LLC (incorporated by reference to Exhibit 4.11 to Amendment No. 2 to the Form S-4).
10.1	Service Agreement, dated as of April 15, 2022, between Tevogen Bio Inc and CIC Innovation Communities, LLC (incorporated by reference to Exhibit 10.15 to the Form S-4).
10.2	Lease Agreement, dated as of June 9, 2022, between Tevogen Bio Inc and Wanamaker Office Lease, LP (incorporated by reference to Exhibit 10.16 to the Form S-4).
10.3	Lease Agreement, dated as of February 14, 2022, between Tevogen Bio Inc and Mitsui Sumitomo Insurance Company of America (incorporated by reference to Exhibit 10.17 to the Form S-4).
10.4	Amended and Restated Registration Rights Agreement, dated February 14, 2024, by and among the Company, SSVK Associates, LLC, Semper Paratus Sponsor LLC, Cantor Fitzgerald & Co., and the other signatories thereto.
10.5	Lock-Up Agreement, dated February 14, 2024, between the Company, Semper Paratus, SSVK Associates, LLC, Ryan Saadi, and the other signatories thereto.
10.6+	Non-Competition and Non-Solicitation Agreement, by and between Semper Paratus Acquisition Corporation and Ryan Saadi.
10.7	Assignment and Assumption Agreement, dated February 14, 2024, by and between Semper Paratus Acquisition Corporation and Tevogen Bio Inc.
10.8+	Tevogen Bio Holdings Inc. 2024 Omnibus Incentive Plan.
10.9+	Form of Restricted Stock Unit Agreement
10.10+	Form of Indemnification Agreement.
10.11†	Assignment and Assumption Agreement, dated as of February 14, 2024, by and between Semper Paratus Acquisition Corporation and SSVK Associates, LLC.
99.1*	Audited financial statements of Tevogen Bio Inc as of and for the years ended December 31, 2023 and 2022.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Tevogen Bio Inc as of and for the years ended December 31, 2023 and 2022.
99.3	Unaudited pro forma condensed combined financial information of Tevogen Bio Holdings Inc. and Tevogen Bio Inc as of and for the year ended December 31, 2023.
104.1*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
†	Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.
+	Indicates management contract or compensatory plan.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tevogen Bio Holdings Inc.

Date: May 30, 2024	By:	/s/ Ryan Saadi
	Name:	Ryan Saadi
	Title:	Chief Executive Officer

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